UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported) – March 12, 2020

EXTENDED STAY AMERICA, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36190	46-3140312
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11525 N. Community House Road, Suite 100 Charlotte, North Carolina	28277
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (980)
345-1600

ESH HOSPITALITY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36191	27-3559821
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11525 N. Community House Road, Suite 100 Charlotte, North Carolina	28277
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (980)
 345-1600

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share, of Extended Stay America, Inc. and Class B Common Stock, par value $0.01 per share, of ESH Hospitality, Inc., which are attached and trade together as a Paired Share.
	STAY	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934 (§
240.12b-2
of this chapter).
Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously disclosed, Extended Stay America, Inc. (the “Corporation”) is party to a credit agreement, dated August 30, 2016, as amended, which governs the Corporation’s $50.0 million revolving credit facility (the “Corporation Revolving Credit Facility”), under which. the Corporation may request the issuance of letters of credit. The Corporation Revolving Credit Facility matures on September 18, 2024. Furthermore, ESH Hospitality, Inc. (“ESH REIT” and, together with the Corporation, the “Company”) is party to a credit agreement, dated August 30, 2016, as amended, which provides for, among other things, a $350.0 million senior secured revolving credit facility (the “ESH REIT Revolving Credit Facility” and, together with the Corporation Revolving Credit Facility, the “Revolving Credit Facilities”) under which ESH REIT may request the issuance of letters of credit. The ESH REIT Revolving Credit Facility matures on September 18, 2024.
The material terms of the Corporation Revolving Credit Facility are described under “Note 7—Debt” of the Notes to Consolidated Financial Statements of the Corporation and the material terms of the ESH REIT Revolving Credit Facility are described under “Note 7—Debt” of the Notes to Consolidated Financial Statements of ESH REIT, which Notes are included in the Company’s Annual Report on Form
10-K
for the fiscal year ended December 31, 2019, filed with the Securities and Exchange Commission (the “SEC”) on February 26, 2020, and which descriptions are incorporated by reference herein.
As of December 31, 2019, (i) the Corporation had one letter of credit outstanding under the facility of $0.2 million and available borrowing capacity of $49.8 million and (ii) ESH REIT had available borrowing capacity of $350.0 million.
On March 12, 2020, the Company announced that it had fully drawn the available capacity under each of the Revolving Credit Facilities as a precautionary measure in order to increase its cash position and preserve financial flexibility in light of current uncertainty in the global markets resulting from the
COVID-19
outbreak. In accordance with the terms of each of the Revolving Credit Facilities, the proceeds from these borrowings may in the future be used for working capital, general corporate or other purposes permitted by each of the Revolving Credit Facilities. As of February 29, 2020 and excluding the borrowings under each of the Revolving Credit Facilities, the Corporation and ESH REIT had total cash and cash equivalents of approximately $26 million and $318 million, respectively.
Upon the expiration of the LIBOR notice period and assuming LIBOR on such date is the same as on the date of this filing, the initial interest rate for those borrowings under the Corporation Revolving Credit Facility will be 2.95% and under the ESH Revolving Credit Facility will be 2.70%.
Item 7.01.	Regulation FD Disclosure.

On March 12, 2020, the Company issued a press release announcing that the Company updated its first quarter 2020 guidance and withdrew its previously announced full-year 2020 guidance in light of the ongoing impact of reduced travel demand as a result of the
COVID-19
outbreak. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The information contained under Item 7.01 of this Current Report on Form
8-K
(including Exhibit 99.2) is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Cautionary Note Regarding Forward-Looking Statements
This Current Report on Form
8-K
contains forward-looking statements within the meaning of the federal securities laws. These statements include, but are not limited to, statements related to our expectations regarding our business performance, business strategies, financial results, liquidity and capital resources, capital expenditures, capital returns, distribution policy and other non-historical
statements, including the statements about our 2020 Outlook in this Current Report. Forward looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results or performance to differ from those projected in the forward-looking statements, possibly materially. Furthermore, statements contained in this Current Report relating to the recent
COVID-19
outbreak, the impact of which on our business performance and financial results remains inherently uncertain, are forward-looking statements. For a description of other factors that may cause the Company’s actual results or performance to differ from projected results or performance implied by forward-looking statements, please review the information under the headings “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” included in the Company’s combined annual report on Form
10-K
filed with the Securities and Exchange Commission (“SEC”) on February 26, 2020 and other documents of the Company on file with or furnished to the SEC. Any forward-looking statements made in this Current Report are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by the Company will be realized or, even if substantially realized, will have the expected consequences to, or effects on, the Company, its business or operations. Except as required by law, the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. We caution you that actual results may differ materially from what is expressed, implied or forecasted by the Company’s forward-looking statements.

Item 9.01	Exhibits

(d)    Exhibits

Exhibit 99.1	Press Release, dated March 12, 2020, issued by Extended Stay America, Inc. and ESH Hospitality, Inc.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTENDED STAY AMERICA, INC.

Date: March 13, 2020	By:	/s/ Christopher N. Dekle
	Name:	Christopher N. Dekle
	Title:	General Counsel and Corporate Secretary

ESH HOSPITALITY, INC.

Date: March 13, 2020	By:	/s/ Christopher N. Dekle
	Name:	Christopher N. Dekle
	Title:	General Counsel and Corporate Secretary